Exhibit 99.1

Contact Information:

Investors:
Weight Watchers International, Inc.	Brainerd Communicators, Inc.
Lori Scherwin	Corey Kinger
Investor Relations	(212) 986-6667
(212) 589-2713

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES SECOND QUARTER 2012 RESULTS AND

REVISES ITS FISCAL 2012 EARNINGS GUIDANCE

NEW YORK, N.Y., August 1, 2012 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the second quarter of fiscal 2012 and revised its fiscal 2012 earnings guidance.

Second quarter 2012 highlights include:

•	Revenues of $484.8 million, up 2.3% on a constant currency basis versus the prior year period, with total paid weeks up 11.1% versus the prior year period

•

Internet revenues of $135.6 million, up 31.0% on a constant currency basis versus the prior year period, with Online paid weeks up 30.2% and end of period active Online subscribers up 26.4% versus the prior year period

•	Following the quarter end, the hiring of a new Chief Financial Officer, Nicholas Hotchkin, who will be joining the Company effective August 20, 2012

“Second quarter 2012 results were in line with our expectations, benefiting from 11% total paid weeks growth in the quarter versus the prior year period,” commented David Kirchhoff, President and Chief Executive Officer of the Company. “Yet, since June we have seen a weakening in our trends so we are taking a more cautious view of our business for the second half of the year in light of difficult macro-economic trends, particularly in consumer sentiment. Therefore, we are revising our fiscal 2012 earnings guidance to a range of between $4.00 and $4.20 per fully diluted share.”

Q2 2012 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	June 30, 2012	July 2, 2011	% Change	June 30, 2012	July 2, 2011	% Change
Net Income / EPS	$77.5	$87.0	(10.9)%	$1.36	$1.17	15.9%

Second quarter 2012 net income was $77.5 million versus $87.0 million in the prior year period. Earnings per fully diluted share (EPS) for Q2 2012 were $1.36 versus $1.17 in the prior year period. Q2 2012 EPS benefited from the completion of the Company’s previously disclosed tender offer and related stock repurchase transaction. Foreign currency negatively impacted Q2 2012 EPS by approximately $0.06 per fully diluted share in the period.

Q2 2012 Global Results

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	June 30, 2012	July 2, 2011
Revenues	$484.8	$486.0	(0.3)%	2.3%

Operating Income	$153.5	$155.3	(1.2)%	1.1%

Total Paid Weeks	57.4	51.7	11.1%	N/A
Meeting Paid Weeks	27.0	28.3	(4.7)%	N/A
Online Paid Weeks	30.4	23.4	30.2%	N/A

Attendance	13.9	15.4	(9.6)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2012 revenues increased 2.3% on a constant currency basis versus the prior year period as the Company continued to benefit from strong global growth in the WeightWatchers.com business. This growth in the WeightWatchers.com business was offset in large part by lower sales in the meetings business as the Company experienced weaker volumes in North America and the UK.

Q2 2012 total paid weeks were up 11.1% as compared to the prior year period, similar to the 12.2% growth in paid weeks witnessed in Q1 2012 versus the prior year period, and on top of the 40.4% growth reported in Q2 2011 versus Q2 2010. Online paid weeks increased 30.2% versus the prior year period, on top of the 73.2% growth reported in Q2 2011 versus Q2 2010. Meeting paid weeks declined 4.7% versus the prior year period, similar to the 5.0% drop in Q1 2012 versus the prior year period and on top of the 21.5% growth reported in Q2 2011 versus Q2 2010.

Q2 2012 operating income increased slightly by 1.1% on a constant currency basis versus the prior year period. Gross margin expansion from the higher margin WeightWatchers.com business was mostly offset by decreased operating leverage due to lower volumes in the meetings business and higher marketing expense as the Company continued to invest in strategic growth areas: namely, driving awareness of the Weight Watchers Online product to men and deploying first-time Online TV campaigns in several countries.

Q2 2012 NACO Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	June 30, 2012	July 2, 2011
Meeting Revenues	$209.0	$224.3	(6.8)%	(6.5)%

Meeting Paid Weeks	17.9	19.0	(5.5)%	N/A
Attendance	8.8	9.7	(9.9)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2012 meeting revenues for the North American meetings business (NACO) were down 6.5% on a constant currency basis versus the prior year period, as a result of lower enrollment volumes. The lower enrollment volumes were the result of the continued impact of execution issues in the small-accounts corporate business and weakness in the traditional meetings business beginning late in the quarter. As a result, Q2 2012 meeting paid weeks and attendance decreased 5.5% and 9.9%, respectively, versus the prior year period.

Q2 2012 International Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	June 30, 2012	July 2, 2011
International Meeting Revenues	$104.0	$117.9	(11.8)%	(5.1)%
UK Meeting Revenues	$39.9	$46.9	(15.1)%	(12.5)%
CE Meeting Revenues	$50.6	$53.9	(6.2)%	4.9%

International Meeting Paid Weeks	9.1	9.4	(3.0)%	N/A
UK Meeting Paid Weeks	4.6	5.1	(9.4)%	N/A
CE Meeting Paid Weeks	3.7	3.3	11.0%	N/A

International Attendance	5.1	5.7	(9.1)%	N/A
UK Attendance	2.7	3.1	(14.6)%	N/A
CE Attendance	2.0	2.0	2.7%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2012 International meeting revenues were down 5.1% on a constant currency basis versus the prior year period, with growth in Continental Europe (CE) more than offset by declines in the United Kingdom (UK).

•

UK: Second quarter 2012 UK meeting revenues decreased 12.5% on a constant currency basis versus the prior year period due to continued impact from a less effective marketing campaign and weak macro-economic trends.

•

CE: Second quarter 2012 CE meeting revenues were up 4.9% on a constant currency basis versus the prior year period, while paid weeks were up 11.0% versus the prior year period. Period-over-period improvements were driven by the continued impact of successful new marketing campaigns, particularly in France and Germany.

Q2 2012 WeightWatchers.com Performance

(in millions except percentages and as noted)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	June 30, 2012	July 2, 2011
Internet Revenues	$135.6	$105.7	28.3%	31.0%
Online Paid Weeks	30.4	23.4	30.2%	N/A
End of Period Active Online Subscribers (in thousands)	2,259.6	1,787.1	26.4%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

The WeightWatchers.com business continued to deliver strong growth in the second quarter of fiscal 2012, with Internet revenues up 31.0% on a constant currency basis versus the prior year period. Online paid weeks were up 30.2%, and end of period active Online subscribers were up 26.4%, versus Q2 2011. Sign-up performance was particularly strong in the Continental European markets.

First Half 2012 Summary

	Net Income (in millions)			Fully Diluted EPS
	Six Months Ended			Six Months Ended
	June 30, 2012	July 2, 2011	% Change	June 30, 2012	July 2, 2011	% Change
Net Income / EPS	$132.1	$160.6	(17.7)%	$2.01	$2.17	(7.2)%

First half fiscal 2012 net income was $132.1 million versus $160.6 million in the prior year period. EPS for the first half of fiscal 2012 was $2.01 versus $2.17 in the prior year period. The decrease in the Company’s period-over-period performance for the first half of fiscal 2012 was primarily the result of lower sales in the meetings business offset, in part, by growth in the WeightWatchers.com business.

First half fiscal 2012 EPS benefited from the completion of the Company’s tender offer and related stock repurchase transaction. These transactions, as previously disclosed, resulted in the repurchase of 18,279,289 shares in the aggregate of the Company’s common stock for approximately $1.5 billion in the aggregate.

First Half 2012 Global Results

(in millions except percentages)	Six Months Ended		% Change	% Change Adjusted for Constant Currency
	June 30, 2012	July 2, 2011
Revenues	$988.3	$989.4	(0.1)%	1.4%

Operating Income	$256.3	$291.1	(11.9)%	(10.7)%

Total Paid Weeks	111.9	100.2	11.6%	N/A
Meeting Paid Weeks	53.4	56.2	(4.8)%	N/A
Online Paid Weeks	58.5	44.1	32.7%	N/A

Attendance	29.7	33.0	(10.2)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

First half 2012 revenues increased 1.4% on a constant currency basis versus the prior year period as the Company continued to benefit from strong global growth in the WeightWatchers.com business. This growth in the WeightWatchers.com business was offset in large part by lower sales in the meetings business as the Company experienced weaker volumes in North America and the UK.

First half 2012 total paid weeks were up 11.6% as compared to the prior year period, on top of the 40.1% growth reported in the first half 2011 versus the first half 2010. First half 2012 meeting paid weeks and attendance decreased 4.8% and 10.2%, respectively, versus the prior year period, on top of the 22.0% and 15.6% growth in meeting paid weeks and attendance, respectively, in the first half 2011 versus the first half 2010. Online paid weeks increased 32.7% versus the prior year period, on top of the 72.8% growth reported in the first half 2011 versus the first half 2010.

Operating income for the first half 2012 decreased by 10.7% on a constant currency basis versus the prior year period primarily driven by higher marketing expense as the Company invested in strategic growth areas: namely, marketing Weight Watchers Online to men in the United States and deploying first-time Online TV campaigns in several countries.

Full Year Fiscal 2012 Earnings Guidance

The Company has revised its full year 2012 earnings guidance to a range of between $4.00 and $4.20 per fully diluted share. This compares with the Company’s previously provided earnings guidance range of between $4.60 and $4.80 per fully diluted share.

Second Quarter 2012 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, David Kirchhoff, President and Chief Executive Officer of the Company, will discuss second quarter 2012 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has presented certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes this non-GAAP financial measure provides useful supplemental information for its and investors’ evaluation of the Company’s business performance and is useful for period-over-period comparisons of the performance of the Company’s business. While management believes that this financial measure is useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 45,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage people from gathering with others; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	June 30, 2012	December 31, 2011
ASSETS
Current assets	$247.2	$214.5
Property and equipment, net	55.7	41.1
Goodwill, franchise rights and other intangible assets, net	857.8	851.5
Deferred financing costs, other	32.9	14.5

TOTAL ASSETS	$1,193.6	$1,121.6

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$507.1	$494.2
Long-term debt	2,340.9	926.9
Deferred income taxes	118.5	100.7
Other	11.7	9.6

TOTAL LIABILITIES	2,978.2	1,531.4

Shareholders’ deficit	(1,784.6)	(409.8)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,193.6	$1,121.6

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	June 30, 2012	July 2, 2011
Revenues, net	$484.8	$486.0
Cost of revenues	191.2	198.9

Gross profit	293.5	287.2
Marketing expenses	83.8	75.2
Selling, general and administrative expenses	56.2	56.7

Operating income	153.5	155.3
Interest expense	23.8	15.0
Other expense, net	3.8	0.2
Early extinguishment of debt	—	—

Income before income taxes	126.0	140.1
Provision for income taxes	48.5	53.2

Net income	77.5	86.9
Net income attributable to the noncontrolling interest	—	0.1

Net income attributable to WWI	$77.5	$87.0

Earnings Per Share attributable to WWI:
Basic	$1.37	$1.19

Diluted	$1.36	$1.17

Weighted average common shares outstanding:
Basic	56.5	73.3

Diluted	57.1	74.4

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	June 30, 2012	July 2, 2011
Revenues, net	$988.3	$989.4
Cost of revenues	406.4	419.2

Gross profit	581.9	570.3
Marketing expenses	214.1	170.8
Selling, general and administrative expenses	111.5	108.4

Operating income	256.3	291.1
Interest expense	36.9	33.2
Other expense, net	3.3	(0.2)
Early extinguishment of debt	1.3	—

Income before income taxes	214.7	258.1
Provision for income taxes	82.7	98.1

Net income	132.1	160.0
Net income attributable to the noncontrolling interest	—	0.5

Net income attributable to WWI	$132.1	$160.6

Earnings Per Share attributable to WWI:
Basic	$2.03	$2.20

Diluted	$2.01	$2.17

Weighted average common shares outstanding:
Basic	64.9	73.1

Diluted	65.7	74.1

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	June 30, 2012	July 2, 2011
Total Revenues (in $ millions)
Meeting Fees	248.5	269.6
In-Meeting Product Sales	64.5	72.6
Internet Revenues	135.6	105.7
All Other	36.1	38.2

Total Revenues	484.8	486.0

North America (in $ millions)
Meeting Fees	173.3	185.6
In-Meeting Product Sales	35.7	38.7

Total	209.0	224.3

International (in $ millions)
Meeting Fees	75.2	84.0
In-Meeting Product Sales	28.9	33.9

Total	104.0	117.9

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	17.9	19.0
UK Meeting Paid Weeks	4.6	5.1
CE Meeting Paid Weeks	3.7	3.3
Other Meeting Paid Weeks	0.8	0.9

Sub-total Meeting Paid Weeks	27.0	28.3
Online Paid Weeks	30.4	23.4

Total Paid Weeks	57.4	51.7

Attendance (in millions)
North America	8.8	9.7
UK	2.7	3.1
CE	2.0	2.0
Other	0.4	0.6

Total Attendance	13.9	15.4

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	2,259.6	1,787.1

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Six Months Ended
	June 30, 2012	July 2, 2011
Total Revenues (in $ millions)
Meeting Fees	501.0	538.5
In-Meeting Product Sales	151.7	173.6
Internet Revenues	262.5	197.6
All Other	73.1	79.7

Total Revenues	988.3	989.4

North America (in $ millions)
Meeting Fees	348.5	373.7
In-Meeting Product Sales	85.9	97.3

Total	434.4	471.0

International (in $ millions)
Meeting Fees	152.5	164.8
In-Meeting Product Sales	65.7	76.4

Total	218.3	241.1

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	35.2	37.4
UK Meeting Paid Weeks	9.3	10.1
CE Meeting Paid Weeks	7.3	6.7
Other Meeting Paid Weeks	1.6	1.9

Sub-total Meeting Paid Weeks	53.4	56.2
Online Paid Weeks	58.5	44.1

Total Paid Weeks	111.9	100.2

Attendance (in millions)
North America	18.6	20.9
UK	5.7	6.7
CE	4.4	4.2
Other	1.0	1.2

Total Attendance	29.7	33.0

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	2,259.6	1,787.1

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2012 Variance
	Q2 2012			Q2 2011	2012 vs 2011	2012 Constant Currency vs 2011
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Consolidated Company Revenues	$484.8	$12.4	$497.1	$486.0	-0.3%	2.3%
Consolidated Meeting Fees	$248.5	$6.3	$254.8	$269.6	-7.8%	-5.5%
Consolidated In-Meeting Product Sales	$64.5	$2.2	$66.7	$72.6	-11.1%	-8.1%

NACO
Meeting Fees	$173.3	$0.5	$173.9	$185.6	-6.6%	-6.3%
In-Meeting Product Sales	$35.7	$0.1	$35.8	$38.7	-7.8%	-7.5%
Meeting Revenues	$209.0	$0.6	$209.6	$224.3	-6.8%	-6.5%
Total Revenues-Meetings Business	$225.3	$0.7	$225.9	$240.6	-6.4%	-6.1%

International
Meeting Fees	$75.2	$5.8	$80.9	$84.0	-10.5%	-3.7%
Meeting Revenues	$104.0	$7.8	$111.9	$117.9	-11.8%	-5.1%
Total Revenues-Meetings Business	$116.8	$8.7	$125.5	$130.4	-10.4%	-3.8%

UK
Meeting Fees	$27.0	$0.8	$27.8	$31.9	-15.5%	-13.0%
In-Meeting Product Sales	$12.9	$0.4	$13.3	$15.0	-14.1%	-11.6%
Meeting Revenues	$39.9	$1.2	$41.1	$46.9	-15.1%	-12.5%
Total Revenues-Meetings Business	$45.0	$1.4	$46.3	$51.8	-13.2%	-10.6%

CE
Meeting Fees	$37.5	$4.4	$42.0	$39.0	-3.9%	7.5%
In-Meeting Product Sales	$13.1	$1.5	$14.6	$14.9	-12.2%	-1.8%
Meeting Revenues	$50.6	$6.0	$56.6	$53.9	-6.2%	4.9%
Total Revenues-Meetings Business	$56.0	$6.6	$62.6	$59.2	-5.4%	5.7%

Internet Revenues	$135.6	$2.9	$138.5	$105.7	28.3%	31.0%

Other Revenues	$36.1	$1.0	$37.1	$38.2	-5.3%	-2.8%

Marketing Expenses	$83.8	$2.2	$86.0	$75.2	11.5%	14.4%

Selling, General and Administrative Expenses	$56.2	$1.3	$57.5	$56.7	-0.8%	1.5%

Operating Income	$153.5	$3.6	$157.1	$155.3	-1.2%	1.1%
Operating Income Margin	31.7%		31.6%	32.0%

Net Income	$77.5	$3.2	$80.7	$87.0	-10.9%	-7.2%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2012 Variance
	First Half 2012			First Half 2011	2012 vs 2011	2012 Constant Currency vs 2011
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Consolidated Company Revenues	$988.3	$14.9	$1,003.2	$989.4	-0.1%	1.4%
Consolidated Meeting Fees	$501.0	$7.5	$508.5	$538.5	-7.0%	-5.6%
Consolidated In-Meeting Product Sales	$151.7	$2.9	$154.5	$173.6	-12.7%	-11.0%

NACO
Meeting Fees	$348.5	$0.7	$349.2	$373.7	-6.8%	-6.6%
In-Meeting Product Sales	$85.9	$0.2	$86.1	$97.3	-11.7%	-11.5%
Meeting Revenues	$434.4	$0.9	$435.3	$471.0	-7.8%	-7.6%
Total Revenues-Meetings Business	$464.0	$0.9	$464.9	$502.9	-7.7%	-7.6%

International
Meeting Fees	$152.5	$6.7	$159.2	$164.8	-7.4%	-3.4%
Meeting Revenues	$218.3	$9.4	$227.7	$241.1	-9.5%	-5.6%
Total Revenues-Meetings Business	$245.6	$10.3	$255.9	$268.0	-8.4%	-4.5%

UK
Meeting Fees	$55.6	$1.4	$56.9	$63.0	-11.8%	-9.6%
In-Meeting Product Sales	$28.6	$0.7	$29.3	$33.7	-15.2%	-13.1%
Meeting Revenues	$84.2	$2.1	$86.2	$96.7	-13.0%	-10.8%
Total Revenues-Meetings Business	$94.5	$2.3	$96.8	$107.3	-11.9%	-9.8%

CE
Meeting Fees	$74.2	$5.4	$79.6	$75.5	-1.7%	5.4%
In-Meeting Product Sales	$30.4	$2.0	$32.4	$33.3	-8.7%	-2.6%
Meeting Revenues	$104.6	$7.5	$112.0	$108.8	-3.9%	3.0%
Total Revenues-Meetings Business	$116.9	$8.1	$125.0	$120.4	-2.9%	3.8%

Internet Revenues	$262.5	$3.5	$266.1	$197.6	32.8%	34.6%

Other Revenues	$73.1	$1.1	$74.2	$79.7	-8.3%	-6.9%

Marketing Expenses	$214.1	$3.4	$217.5	$170.8	25.3%	27.3%

Selling, General and Administrative Expenses	$111.5	$1.5	$113.0	$108.4	2.9%	4.2%

Operating Income	$256.3	$3.6	$259.9	$291.1	-11.9%	-10.7%
Operating Income Margin	25.9%		25.9%	29.4%

Net Income	$132.1	$3.2	$135.3	$160.6	-17.7%	-15.7%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Trailing Twelve Months
Net Debt to EBITDAS

Net Income	$80.7	$63.7	$54.6	$77.5	$276.4
Interest	$13.7	$13.0	$13.2	$23.8	$63.6
Taxes	$43.7	$37.0	$34.2	$48.5	$163.3
Depreciation and Amortization	$7.8	$8.2	$8.6	$9.0	$33.6
Stock-based Compensation	$2.1	$2.6	$2.0	$1.6	$8.3

EBITDAS	$147.9	$124.4	$112.6	$160.3	$545.2

Total Debt					$2,493.8
Add: Letters of Credit					$1.0
Less: Cash					$90.9

Net Debt					$2,403.9

Net Debt to EBITDAS					4.4x

Note: Totals may not sum due to rounding.